UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2026

StablecoinX Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43372	39-3052555
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6160 Warren Parkway, Suite 100
Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

(302) 803-6849

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	USDE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	USDEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 28, 2026, StablecoinX (the “Company”) posted an investor presentation to its website, a copy of which is attached as Exhibit 99.1 hereto. From time to time, the Company may use this presentation, in whole or in part and possibly with modifications, in conversations with investors, analysts and other interested parties. The presentation is also available on the Investor Relations page of the Company’s website at https://stablecoinx.com. Information contained on or accessible through the Company’s website is not a part of this Current Report on Form 8-K (this “Form 8-K”).

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Forward Looking Statements

This Form 8-K, including the presentation attached hereto, contains certain forward-looking statements within the meaning of the U.S. federal securities laws, including statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the Company’s business strategy, market opportunity and size, the growth of the Ethena ecosystem, the continued and future development of the Company’s operating businesses, and the Company’s ability to execute its growth strategy. These forward-looking statements are generally identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K, including, but not limited to, the Company’s ability to retain key personnel; the failure of StablecoinX to maintain the listing of its shares of Class A common stock; costs incurred as a result of StablecoinX becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to StablecoinX’s operations and business; the risk that the anticipated benefits of the business combination may not be realized; the highly volatile nature of the price of ENA and other products issued by Ethena; risks related to increased competition in the industries in which StablecoinX operates; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding crypto assets, including stablecoins; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that StablecoinX experiences difficulties managing its growth and expanding operations; challenges in implementing StablecoinX’s business plan including developing and launching its infrastructure services, StablecoinX Harness middleware and distribution services, whether due to operational challenges, significant competition and regulation or other reasons; the outcome of any potential legal proceedings that may be instituted against StablecoinX or others relating to the business combination, and other risks and uncertainties described in the filings of StablecoinX with the Securities and Exchange Commission (the “SEC”). The inclusion of any statement in this Form 8-K does not constitute an admission by StablecoinX or any other person that the events or circumstances described in such statement are material. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of its prospectus dated September 14, 2026, and the other documents that have been filed by StablecoinX with the SEC and other documents to be filed by StablecoinX from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that StablecoinX does not presently know or that StablecoinX currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated October 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2026

StablecoinX Inc.

By:	/s/ Young Cho
Name:	Young Cho
Title:	Chief Financial Officer

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